Exhibit 99.2

Talon Real Estate Holding Corp.

Pro Forma Consolidated Financial Statements

(Unaudited)

As previously announced, on May 29, 2014, Talon OP, L.P. (“Talon OP”), a Minnesota limited partnership and the entity through which Talon Real Estate Holding Corp. (the “Company”) conducts substantially all of its business, entered into a contribution agreement with Bren Road, LLC and acquired (the “Acquisition”), through Talon Bren Road, LLC, a Delaware limited liability company that is wholly owned by Talon OP, the Minneapolis Mart building and certain other assets located at 10301 Bren Road West, Minnetonka, MN (the “Property”).  The consideration for the Property consists of (i) the assumption by Talon Bren Road, LLC of a secured loan of Bren Road, LLC from Bell State Bank & Trust with an aggregate principal amount of $11.5 million and an average interest rate of 4.65% which matures on May 28, 2019 (the “Loan”) and (ii) 5,200,000 common units of Talon OP.  The acquisition closed on May 29, 2014.

The accompanying unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2014 reflects the Acquisition as if the purchase had occurred on March 31, 2014. The unaudited Pro Forma Statement of Operations for the quarter ended March 31, 2014 and the year ended December 31, 2013 reflects the Acquisition as if the purchase had occurred on January 1, 2013. The Pro Forma Consolidated Balance Sheet and Consolidated Statement of Operations for the quarter ended March 31, 2014 of the Company, prior to the Acquisition has been derived from the unaudited Consolidated Balance Sheet and Consolidated Statement of Operations included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 13, 2014. The accompanying unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013 of the Company, prior to the Acquisition was derived from the unaudited Consolidated Statement of Operations for the year ended December 31, 2013 included in the Company’s filing on Form 10-K filed with the SEC on March 31, 2014.

Pro forma information is intended to provide investors with information about the impact of transactions by showing how specific transactions might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical financial information give effect to events that are directly attributable to the acquisition of the property and are factually supportable. The Unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Article 11 of Regulation S-X.

The Unaudited Pro Forma Consolidated Financial Statements set forth below are not fact and there can be no assurance that the Company’s results would not have differed significantly from those set forth below if the acquisition had actually occurred on January 1, 2013. Accordingly, the Unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of, what our actual financial position and results of operations would have been had the acquisition of the property occurred on the date indicated, nor are they indicative of our future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and the Company makes no representations regarding the information set forth below or its ultimate performance compared to it. The Unaudited Pro Forma Consolidated Financial Statements exclude any non-recurring charges or credits directly attributable to the acquisition.

Talon Real Estate Holding Corp.

Pro Forma Consolidated Balance Sheet

As of March 31, 2014

(Unaudited)

	Talon	Bren Road		Pro Forma Adjustments		Pro Forma Combined

ASSETS
Land	$250,000	$4,700,000	(a)	$-		$4,950,000
Land improvements	140,000	-		-		140,000
Building & improvements	3,449,040	12,444,250	(a)	-		15,893,290
Equipment	28,864	-		-		28,864
Total property and equipment	3,867,904	17,144,250		-		21,012,154
Less: Accumulated depreciation	(1,811,875)	-		-		(1,811,875)
Net Property and Equipment	2,056,029	17,144,250		-		19,200,279

Cash	15,348	-		58,472	(f)	73,820
Deposits	66,091	-		-		66,091
Accounts receivable, net	15,068	-		-		15,068
Deferred rents receivable	40,511	-		-		40,511
Restricted escrows & reserves	233,582	-		370,000	(d)	603,582
Prepaid insurance	32,254	-		-		32,254
Deferred financing costs, net	39,038	-		319,322	(e)	358,360
Intangible assets, net	-	987,000	(a)	-		987,000
Other assets	-	-		38,287	(f)	38,287
TOTAL ASSETS	$2,497,921	$18,131,250		$786,082		$21,415,253

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
LIABILITIES
Notes payable	$4,466,659	$11,500,000	(b)	$370,000	(g)	$16,336,659
Notes payable - related party	200,000	-		-		200,000
Accounts payable	539,525	-		43,632	(f)	583,157
Accrued expenses	320,719	132,430	(c)	(31,797)	(f)	421,352
Tenant security deposits	39,423	-		104,227	(f)	143,650
Accrued interest	28,751	-		-		28,751
Other liabilities	-	-		300,020	(f)	300,020
Total Liabilities	5,595,077	11,632,430		786,082		18,013,589

SHAREHOLDERS' EQUITY (DEFICIT)
Preferred shares outstanding at $.001 par value; authorized 10,000,000 shares; none issued or outstanding as of March 31, 2014	$-	$-		$-		$-
Common shares outstanding at $.001 par value; authorized 90,000,000 shares; 16,693,522 issued and outstanding as of March 31, 2014	16,693	-		-		16,693
Additional paid in capital	901,276	-		-		901,276
Accumulated income (loss)	(2,773,742)	-		-		(2,773,742)
Total Talon Real Estate Holding Corp. shareholders' equity (deficit)	(1,855,773)	-		-		(1,855,773)
Noncontrolling interests - Operating Partnership	-	6,498,820		-		6,498,820
Noncontrolling interests - consolidated real estate entities	(1,241,383)	-		-		(1,241,383)
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)	(3,097,156)	6,498,820		-		3,401,664
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY (DEFICIT)	$2,497,921	$18,131,250		$786,082		$21,415,253

The accompanying notes are an integral part of these Unaudited Pro Forma Consolidated Financial Statements.

Notes and management's assumptions to Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)  The acquisition of Bren Road, LLC was accounted for using preliminary estimates of the fair value of the tangible and intangible assets acquired and liabilities assumed in connection with the acquisition and are subject to change.

(b)  Reflects liabilities assumed in connection with the acquisition.

(c ) Reflects estimated contingent liabilities included in the fair value of tangible and intangible assets acquired in connection with the acquisition related to the consulting agreement dated May 29, 2014 and cost of issuing equity.

(d)  Reflects cash deposited into escrows reserved for capital improvements from proceeds of loans entered into with the contributor of the property in connection with the acquisition.

(e)  Reflects acquisition costs incurred upon closing of the transaction.

(f)  Reflects other assets and liabilities assumed in connection with the acquisition.

(g) Reflects proceeds from $370,000 of loans entered into at acquisition to fund capital improvement escrow accounts.

Talon Real Estate Holding Corp.

Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2014

(Unaudited)

	Three Months Ended March 31, 2014
	Talon Real Estate Holding Corp	Bren Road, LLC		Pro Forma Adjustments		Pro Forma Combined
	(unaudited)
REVENUE
Rent	$102,204	$339,287		$-		$441,491
Tenant reimbursement	31,486	254,446		-		285,932
Other income	1,010	-		97,481	(a)	98,491
Total Revenue	134,700	593,733		97,481		825,914

EXPENSES
General and administrative	128,853	-		-		128,853
Salary and compensation	594,465	-		-		594,465
Professional	57,415	-		-		57,415
Property operating expenses	18,409	208,308		-		226,717
Real estate taxes & insurance	36,896	92,906		-		129,802
Depreciation and Amortization	59,278	-		193,473	(b)	252,751
Total Expenses	895,316	301,214		193,473		1,390,003

Operating Loss	(760,616)	292,519		(95,992)		(564,089)

Interest Expense	(76,332)	-		(140,468)	(c)	(216,800)

NET LOSS	(836,948)	292,519		(236,460)		(780,889)

Net income (loss) attributable to noncontrolling interest - Operating Partnership	-	96,824	(d)	(78,268)	(d)	18,556
Net income (loss) attributable to noncontrolling interests - consolidated real estate entities	(30,030)	-		-		(30,030)

NET LOSS ATTRIBUTABLE TO TALON REAL ESTATE HOLDING CORP.	$(806,918)	$195,695		$(158,192)		$(769,415)

Income (Loss) per share basic and diluted	-	-		-		(0.05)
Basic and diluted weighted average shares outstanding	-	-		-		15,719,311

The accompanying notes are an integral part of these Unaudited Pro Forma Consolidated Financial Statements.

The accompanying notes are an integral part of these Unaudited Pro Forma Condensed Consolidated Financial Statements.

(a) Reflects an estimate for any deficit in achieving $1,560,000 of net operating income per year for the first three years to be received from the contributor provided by the Contribution Agreement dated May 29, 2014.

(b) Reflects depreciation and amortization expense from preliminary estimates of fair value for tangible and intangible assets at acquisition that are subject to change.

(c ) Reflects interest expense for the period on the loans entered into at acquisition as if entered at January 1, 2013.

(d) Reflects the noncontrolling interest from the issuance of 5,200,000 Talon OP, LP common units at acquisition.

Talon Real Estate Holding Corp.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2013

(Unaudited)

	Year Ended December 31, 2013
	Talon Real Estate Holding Corp	Bren Road, LLC		Pro Forma Adjustments		Pro Forma Combined
	(unaudited)
REVENUE
Rent	$433,196	$1,329,395		$-		$1,762,591
Tenant reimbursement	104,275	1,115,598		-		1,219,873
Other income	6,763	8,574		97,067	(a)	112,404
Total Revenue	544,234	2,453,567		97,067		3,094,868

EXPENSES
General and administrative	232,796	-		-		232,796
Salary and compensation	439,950	-		-		439,950
Professional	567,844	-		-		567,844
Property operating expenses	60,024	637,986		-		698,010
Real estate taxes & insurance	144,167	352,648		-		496,815
Depreciation and Amortization	262,403	-		773,892	(b)	1,036,295
Total Expenses	1,707,184	990,634		773,892		3,471,710

Operating Loss	(1,162,950)	1,462,933		(676,825)		(376,842)

Interest Expense	(298,025)	-		(590,716)	(c)	(888,741)

NET LOSS	(1,460,975)	1,462,933		(1,267,541)		(1,265,583)

Net income (loss) attributable to noncontrolling interest - Operating Partnership	-	497,397	(d)	(430,964)	(d)	66,433
Net income (loss) attributable to noncontrolling interests - consolidated real estate entities	(170,346)	-		-		(170,346)

NET LOSS ATTRIBUTABLE TO TALON REAL ESTATE HOLDING CORP.	$(1,290,629)	$965,536		$(836,577)		$(1,161,670)

Income (Loss) per share basic and diluted	-	-		-		(0.08)
Basic and diluted weighted average shares outstanding	-	-		-		15,281,886

The accompanying notes are an integral part of these Unaudited Pro Forma Consolidated Financial Statements.

The accompanying notes are an integral part of these Unaudited Pro Forma Condensed Consolidated Financial Statements.

(a) Reflects an estimate for any deficit in achieving $1,560,000 of net operating income per year for the first three years to be received from the contributor provided by the Contribution Agreement dated May 29, 2014 with the contributor.

(b) Reflects depreciation and amortization expense from preliminary estimates of fair value for tangible and intangible assets at acquisition that are subject to change.

(c ) Reflects interest expense for the period on the loans entered into at acquisition as if entered at January 1, 2013.

(d) Reflects the noncontrolling interest from the issuance of 5,200,000 Talon OP, LP common units at acquisition.